U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2003

Commission File Number: 333-30364

AVENUE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware                                        98-020007

(State or jurisdiction of                             (I.R.S. Employer I.D. No.)

incorporation or organization)

15303 Ventura Boulevard

Suite 900

Sherman Oaks, CA 91403

(Address of principal executive offices)

Registrant's telephone number: (818) 380-3020

Not applicable

(Former name or former address, if changed since last report)

Item  5.   Other Events

As of May 21, 2003, the Registrant completed a private placement to accredited investors of 16,000,000 shares of its restricted common stock for $4 million. S.B. Cantor and Co., acted as the exclusive placement agent for the Registrant in connection with the offering. Proceeds from this placement have and will be used primarily to fund its oil and gas activities, including the Tosun 1 well and the Registrant’s working capital requirements. Certain registration rights were also granted to investors participating in the private placement.

SAFE HARBOR: Certain information contained in this Form 8-K Report are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 (the "Act"), which became law in December, 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, the Company wishes to caution Investors and prospective Investors about significant factors which, among others, have in some cases affected the Company's actual results and are in the future likely to affect the Company's actual results and cause them to differ materially from those expressed in any such forward-looking statements. Actual results may differ as a result of factors over which the Company has no control, including general economic and business conditions; effects of war or terrorists acts on the capital markets or the Company's activities, including oil and gas exploration and production, competition and ability to gain market acceptance of products; success of its operating and investment initiatives; including its oil and gas exploration and drilling initiatives, operating costs; fluctuation in oil and gas prices, advertising and promotional efforts; the existence or absence of adverse publicity; changes in business strategy or development plans; the ability to retain management; its ability to obtain financing for its ongoing operations or proposed initiatives; availability, terms and deployment of capital; availability of qualified personnel; labor and employment benefit costs; changes in, or failure to comply with, various government regulations; slower than anticipated completion of research and development projects and movements in the foreign exchange rate; illiquidity of its securities and volatility in the trading price of its securities, and other risks listed from time to time in reports filed with the Securities and Exchange Commission, which factors are incorporated herein by reference. This news release is not an offer to sell or a solicitation of an offer to buy any securities of the Company. Any such solicitation or offer may only be made through a prospectus which has been approved by the Securities and Exchange Commission in the states in which such solicitation or offer has been approved.

Attached hereto as Exhibit 10.1 is a copy of the Registration Rights Agreement between the Investors in the private placement and the Registrant.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

10.1

Form of Registration Rights Agreement by and between the Registrant and the Investors listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2003.

AVENUE GROUP, INC.

By: /s/ DANIEL AHARONOFF

Daniel Aharonoff

President